                                                                   Exhibit 31.1

                         Certification of Chief Executive Officer
                Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Charles E. Hurwitz, certify that:

     1.   I have reviewed this quarterly report on Form 10-Q of MAXXAM Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  and internal control  over  financial  reporting  (as defined in Exchange Act Rules
          13a-15(f) and 15d-15(f)) for the registrant and have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b)  Designed  such  internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting  to be designed under our supervision,  to provide reasonable  assurance
               regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

          (c)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          (d)  Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

          5.   The registrant's  other certifying  officer and I have disclosed, based on our most  recent  evaluation  of internal  control  over financial reporting,  to the registrant's  auditors and the audit committee  of the  registrant's  board of  directors  (or persons performing the equivalent functions):

               (a)  All significant  deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial reporting  which are reasonably  likely to adversely  affect the registrant's ability to record,  process,  summarize and report financial information;  and

               (b)  Any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal control over financial reporting.

Date:    May 10, 2006                  /S/     CHARLES E. HURWITZ
                                      ------------------------------------------
                                               Charles E. Hurwitz
                                               Chief Executive Officer